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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 20, 2003
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 000-50025


       Delaware                                                 13-1995928
       --------                                                 ----------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


6001 West Market Street, Greensboro, N.C.                           27409
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          (Address of principal                                   Zip Code
           executive offices)



       Registrant's telephone number, including area code: (336) 316-4000

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ITEM 9.  REGULATION FD DISCLOSURE.

           On October 20, 2003, Guilford Mills, Inc. issued the following press release:

                GUILFORD MILLS ENGAGES GOLDMAN SACHS TO ASSIST IN
                        REVIEW OF STRATEGIC ALTERNATIVES

Guilford Mills, Inc. (OTC Bulletin Board: GMIL) today announced that it has retained Goldman, Sachs & Co. as its financial advisor to assist Guilford Mills in exploring possible strategic alternatives designed to maximize shareholder value. Such alternatives may include a possible sale of Guilford Mills, although Guilford Mills notes there is no assurance as to when any transaction will occur or if any transaction will occur at all.

Guilford Mills is a global designer and manufacturer of engineered fabrics for automotive, technical and apparel applications, serving a diversified customer base.

This press release may be deemed to contain forward-looking statements and other projections within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Guilford Mills assumes no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of Guilford Mills and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include the risks and uncertainties disclosed in Guilford Mills' filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended September 29, 2002 and its quarterly report on Form 10-Q for the period ended June 29, 2003.

                                      # # #


Contact:
David H. Taylor
Chief Financial Officer
(336) 316-4000





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                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 20, 2003
                                             GUILFORD MILLS, INC.

                                             By: /s/ Robert A. Emken, Jr.
                                                 ------------------------------
                                                 Robert A. Emken, Jr.
                                                 Secretary



















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